Exhibit 10.2

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT No. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated April 24, 2020, is made and entered into by and among ASURE SOFTWARE, INC., a Delaware corporation ("Borrower"), the Guarantors party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent") and the Lenders party hereto.

RECITALS

WHEREAS, Borrower, the lenders party thereto as "Lenders" and Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of December 31, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement;

WHEREAS, Borrower has informed Agent that Borrower desires to borrow funds through the U.S. Small Business Administration's Paycheck Protection Program established by the Coronavirus Aid, Relief, and Economic Stimulus Act of 2020, which, absent the amendments to the Credit Agreement contemplated by this Amendment, would be a breach of Section 6.1 of the Credit Agreement; and

WHEREAS, Borrower has requested that Agent and Required Lenders amend the Credit Agreement in certain respects, and Agent and the Required Lenders are willing to do so, in each case subject to the terms and conditions set forth herein;

 NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
AMENDMENTS TO THE CREDIT AGREEMENT

1.01     Notwithstanding anything to the contrary in the Credit Agreement or elsewhere in the Loan Documents, subject to the satisfaction of the conditions set forth herein, and in reliance on the representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)     Article 4 of the Credit Agreement is hereby amended by adding the following Sections 4.23 to the end of such article as follows:

4.23     CARES Debt. All applications, documents and other information submitted to any Governmental Authority with respect to the CARES Debt shall be true and correct. No Lender or any of its Affiliates is deemed an

“affiliate” of any Loan Party or any of its Subsidiaries for any purpose related to the CARES Debt, including the eligibility criteria with respect thereto. Borrower acknowledges and agrees that (a) it has consulted its own legal and financial advisors with respect to all matters related to CARES Debt (including eligibility criteria) and the CARES Act – Title I, (b) it is responsible for making its own independent judgment with respect to CARES Debt and the process leading thereto, and (c) it has not relied on Agent, any Lender or any of their respective Affiliates with respect to any of such matters.

(b)     Article 5 of the Credit Agreement is hereby amended by adding the following Section 5.18 to the end of such article as follows:

5.18     CARES Debt.

(a)     Borrower shall provide to Agent (i) a copy of its application for CARES Debt promptly (and in any event within three (3) Business Days) upon submission thereof and (ii) copies of the definitive loan documentation for CARES Debt promptly (and in any event within three (3) Business Days) upon execution and delivery thereof by Borrower, together with a reasonably detailed written estimate of the amount of CARES Debt that Borrower reasonably anticipates will be subject to forgiveness pursuant to the provisions of the CARES Act - Title I.

(b)     Borrower shall timely (and, in any event, not later than thirty (30) days (or such longer period as may be agreed by Agent) after the eight-week anniversary of the initial incurrence thereof) submit all applications and required documentation necessary or desirable for the lender of the CARES Debt and/or the Small Business Administration to make a determination regarding the amount of the CARES Debt that is eligible to be forgiven.

(c)     Borrower shall not agree to any amendment, restatement, supplement, waiver or other modification of the CARES Debt if the effect of such amendment, restatement, supplement, waiver or other modification would be materially adverse to the Loan Parties or the Lenders unless and only to the extent that such amendment, restatement, supplement, waiver or other modification of the CARES Debt is required for Borrower or the applicable lender to comply with any new or revised rules, regulations, requirements or policies issued by any Governmental Authority (including the Small Business Administration) related to the CARES Act – Title I.

(d)     Borrower shall, to the extent not included in the foregoing clauses (b) or (c), promptly (and in any event within three (3) Business Days) upon receipt or filing thereof, as applicable, provide to Agent copies of all material documents, applications and correspondence with the applicable lender or any Governmental Authority relating to CARES Debt, including with respect to loan forgiveness.

(e)     Borrower shall use the proceeds of the CARES Debt solely for CARES Act Permitted Purposes. The Loan Parties agree to, and will cause each of their Subsidiaries to (i) deposit all proceeds from CARES Debt into a segregated Deposit Account (the “CARES Account”) that is specially and exclusively used to hold proceeds of CARES Debt, (ii) not commingle funds that are not proceeds of CARES Debt with the proceeds of CARES Debt and (iii) use funds from the CARES Account for CARES Act Permitted Purposes (whether directly or indirectly) in full before using any other cash on hand or requesting any Borrowings of the Revolving Loans pursuant to Section 2.3(a) to pay expenses that are CARES Act Permitted Purposes. Without limiting anything in the foregoing, Borrower shall cause the proceeds of the CARES Debt to be deposited in a Deposit Account that is not subject to a Control Agreement in favor of Agent or any other secured party, and shall ensure that the proceeds of the CARES Debt are not used to repay other Indebtedness.

(f)     On the CARES Forgiveness Date, Borrower shall deliver to Agent a certificate of an Authorized Officer of Borrower certifying as to the amount of the CARES Debt that will be forgiven pursuant to the provisions of the CARES Act - Title I, together with reasonably detailed description thereof, all in form satisfactory to Agent.

(g)     Borrower agrees that it will not make any claim that Agent, any Lender or any of their respective Affiliates have rendered advisory services of any nature or respect in connection with any CARES Debt, the CARES Act – Title I or the process leading thereto.

(c)     Section 6.6 of the Credit Agreement is hereby amended by adding a new clause (c) at the end of such section:

(c)     Anything to the contrary contained in this Agreement notwithstanding, without the prior written consent of Agent, no portion of the CARES Debt may be optionally prepaid by the Loan Parties or their Subsidiaries (whether by refinancing or otherwise).

(d)     Section 8.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)     fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.2, 5.3 (solely if Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if Borrower refuses to allow Agent or its representatives or agents to visit Borrower's properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrower's affairs, finances, and accounts with officers and employees of Borrower), 5.10, 5.11, 5.13, 5.14 or 5.18 of this Agreement, (ii) Section 6 of this Agreement,

(iii) Section 7 of this Agreement, or (iv) Section 7 of the Guaranty and Security Agreement;

(e)     Section 8.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

8.6     Default Under Other Agreements. If there is (a) a default beyond any applicable grace period in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party's or any of its Subsidiaries' Indebtedness involving an aggregate amount of $250,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party's or its Subsidiary's obligations thereunder, (b) a default in (beyond any applicable grace period) or an involuntary early termination of one or more Hedge Agreements to which a Loan Party or any of its Subsidiaries is a party, or (c) a default with respect to the CARES Debt or any event or condition occurs that results in the CARES Debt becoming due prior to its scheduled maturity or that enables or permits the holder or holders thereof to declare the CARES Debt to be due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

(f)     Schedule 1.1 to the Credit Agreement is hereby amended by inserting the following defined term therein in appropriate alphabetical order:

“CARES Account” has the meaning set forth in Section 5.18(e).

“CARES Act - Title I” means Title I of the Coronavirus Aid, Relief and Economic Security Act, as amended (including any successor thereto), and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, regardless of the date enacted, adopted, issued or implemented.

“CARES Act Permitted Purposes” means, with respect to the use of proceeds of any CARES Debt, the purposes set forth in Section 1106(b) of the CARES Act – Title I and otherwise in compliance with all other provisions or requirements of the CARES Act – Title I applicable in order for the entire amount of the CARES Debt to be eligible for forgiveness.

“CARES Debt” has the meaning set forth in clause (q) of the definition of Permitted Indebtedness.

“CARES Forgiveness Date” means five (5) Business Days after the date that the Borrowers obtains a final determination by the lender of the CARES Debt (and, to the extent required, the Small Business Administration) (or such longer period as may be approved in writing by Agent) regarding the amount of CARES Debt, if any, that will be forgiven pursuant to the provisions of the CARES Act - Title I.

“CARES Unforgiven Debt” means that amount of the CARES Debt (a) that has been determined by the lender of the CARES Debt (or the Small Business Administration) to be ineligible for forgiveness pursuant to the provisions of the CARES Act - Title I; provided that if such determination has not been made on or before the date that is twelve (12) months after the date of incurrence of the CARES Debt (or such longer period as may be approved in writing by Agent), all such CARES Debt shall be deemed “CARES Unforgiven Debt” until such time as a final determination is made by the lender of the CARES Debt (and, to the extent required, the Small Business Administration), (b) that is not included in any application for such forgiveness submitted in accordance with the CARES Act - Title I within the time period specified in Section 5.18(b), (c) of which Borrower has notified Agent will not be forgiven pursuant to the applicable rules of the CARES Act - Title I, or (d) of which Agent receives actual knowledge will be deemed CARES Unforgiven Debt.

"Second Amendment" means that certain Amendment No. 2 to Third Amended and Restated Credit Agreement by and between Borrower and Agent, dated as of the Second Amendment Closing Date.

"Second Amendment Closing Date" means April 22, 2020.

"Small Business Administration" means the U.S. Small Business Administration.

(g)     Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating each of the definitions set forth below in their entirety as follows:

"Fixed Charges" means, with respect to any fiscal period and with respect to Borrower determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense accrued (other than interest paid-in-kind, amortization of financing fees, other non-cash Interest Expense) during such period, (b) principal payments in respect of Indebtedness that are required to be paid during such period, and (c) all federal, state, and local income Taxes accrued during such period, and (d) all Restricted Payments paid (whether in cash or other property, other than common Equity Interest) during such period. Anything to the contrary contained in the foregoing notwithstanding, (i) "Fixed Charges" shall not include Interest Expense or principal payments on CARES Debt (other than CARES Unforgiven Debt) and (ii) for all reporting periods from December 31, 2020 through September 30, 2021, Fixed Charges shall be calculated by including 12 full months of scheduled principal payments and Interest Expense with respect to the CARES Unforgiven Debt, as calculated by the lender of the CARES Debt on the CARES Forgiveness Date and reasonably satisfactory to the Agent.

"Leverage Ratio" means, as of any date of determination the result of (a) the sum of the amount of Borrower's Funded Indebtedness as of such date to (b) Borrower's TTM EBITDA as of such date. Anything to the contrary contained in the foregoing notwithstanding, the reference to “Funded Indebtedness” contained in this definition shall not include the CARES Debt, but shall include CARES Unforgiven Debt.

"Qualified Cash" means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States. Anything to the contrary contained in the foregoing notwithstanding, the reference to Cash Equivalents or Deposit Account contained in this definition shall not include any funds or proceeds of any CARES Debt or any funds held in a CARES Account.

"Senior Leverage Ratio" means, as of any date of determination the result of (a) the sum of the amount of Borrower's Funded Indebtedness (excluding Funded Indebtedness that is contractually subordinated to the Obligations in form and substance satisfactory to Agent) as of such date to (b) Borrower's TTM EBITDA as of such date. Anything to the contrary contained in the foregoing notwithstanding, the reference to “Funded Indebtedness” contained in this definition shall not include the CARES Debt, but shall include CARES Unforgiven Debt.

(h)     The definition of "EBITDA" set forth in Schedule 1.1 of the Credit Agreement is hereby amended by amending and restating clauses (c)(ii) and (c)(iv) of such definition as follows:

(c)(ii)     Interest Expense (excluding any Interest Expense incurred with respect to any CARES Debt but including any Interest Expense incurred with respect to any CARES Unforgiven Debt),

(c)(iv) depreciation and amortization for such period (including by way of clarification, (A) amortization of deferred commission expenses to the extent capitalized during such period in accordance with ASC 606 and (B) amortization of any expenses related to the CARES Debt (but excluding any Interest Expense incurred with respect to any CARES Unforgiven Debt),

(i)     The definition of "Permitted Indebtedness" set forth in Schedule 1.1 of the Credit Agreement is hereby amended by amending and restating clause (q) of such definition in its entirety as follows:

(q)     unsecured Indebtedness in an aggregate principal amount not to exceed $8,855,605.00 advanced by (i) any Governmental Authority (including the Small Business Administration) or any other Person acting as a financial agent of a Governmental Authority or (ii) any other Person to the extent such Indebtedness under this clause (ii) is guaranteed by a Governmental Authority (including the Small Business Administration), in each case under this clause (q), pursuant to the CARES Act - Title I (such unsecured Indebtedness, “CARES Debt”); provided that, unless otherwise approved by Agent, (A) no Event of Default shall have occurred and be continuing at the time of incurrence thereof (other than those certain Events of Default that may exist and are currently under discussion with Borrower and Agent) and (B) CARES Debt shall (1) be used by the Loan Parties and their Subsidiaries solely for purposes permitted under the CARES Act - Title I, (2) have a maturity date not less than two (2) years after the date of incurrence of the CARES Debt, (3) bear interest at a rate not greater than one percent (1%) per annum, (4) otherwise have terms customary for loans made pursuant to the CARES Act - Title I (taken as a whole), (5) for purposes of this clause (q), unless otherwise agreed by the Agent in its sole discretion, not exceed $3,250,000 of aggregate principal consisting of CARES Unforgiven Debt or (6) unless otherwise agreed by the Agent in its sole discretion, not amortize, other than solely with respect to CARES Unforgiven Debt payments of principal and interest together in an amount not to exceed $185,000 per month beginning no earlier than the seventh month anniversary of the incurrence of the CARES Debt.

1.02     Notwithstanding anything to the contrary in the Credit Agreement or elsewhere in the Loan Documents (including Section 7(k)(iv) of the Guaranty and Security Agreement), subject to the satisfaction of the conditions set forth herein, and in reliance on the representations and warranties set forth herein, Agent and each Lender hereby consents and agrees that any Deposit Account of Borrower that exclusively holds proceeds of the CARES Debt (but not proceeds of CARES Unforgiven Debt) shall not be required to be subject to a Control Agreement.

1.03     This Amendment is a limited amendment and nothing contained in this Amendment shall be construed as a consent or amendment to or waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent or any Lender, and the failure of Agent or any Lender at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

ARTICLE II
CONDITIONS PRECEDENT AND SUBSEQUENT

This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to Agent and Required Lenders, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

(a)     Agent and each Lender party hereto shall have received a copy of this Amendment executed and delivered by Agent, Required Lenders and Borrower;

(b)     All corporate and other proceedings, and all documents instruments and other legal matters in connection with the transactions contemplated by each of this Amendment shall be satisfactory in form and substance to Agent and its counsel.

(c)     After giving effect to this Amendment, the representations and warranties made by Borrower contained herein and by each Loan Party in the Credit Agreement and the other Loan Documents, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof, as if those representations and warranties were made for the first time on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); provided that no representations and warranties are made with respect to certain Events of Default that may exist and are currently under discussion among Borrower and Agent;

(d)     After giving effect to this Amendment, each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents; and

(e)     After giving effect to this Amendment, no Default or Event of Default shall exist under any of the Loan Documents (other than the representations and warranties that are made with respect to certain Events of Default that may exist and are currently under discussion among Borrower and Agent), and no Default or Event of Default will result under any of the Loan Documents from the execution, delivery or performance of this Amendment.

ARTICLE III
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

3.01     Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and the other Loan Parties hereby agree that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Borrower and the other Loan Parties, and Agent, on behalf of itself and the Lenders, agree that the Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and that this Amendment shall not constitute a novation.

3.02     Representations and Warranties. Borrower and each Guarantor each hereby represents and warrants, jointly and severally, to Agent and the Lender Group as of the date hereof as follows: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its Governing Documents or (ii) any applicable law; (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the other Loan Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which (i) will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect or (ii) the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; (d) this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (e) this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (f) no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment except with respect to certain Events of Default that may exist and are currently under discussion among Borrower and Agent; (g) each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents, as consented to, amended or expressly waived herein; and (h) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified in the text thereof) on and as of the date hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date, except with respect to certain Events of Default that may exist and are currently under discussion among Borrower and Agent).

ARTICLE IV
MISCELLANEOUS PROVISIONS

4.01     Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent shall affect the representations and warranties or the right of Agent to rely upon them.

4.02     Expenses of Agent and the Lender Group. The Borrower agrees to pay on demand all Lender Group Expenses incurred by Agent and any Lender in connection with this Amendment any and all amendments, modifications, and supplements to the other Loan Documents, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement or any other Loan Documents, including, without, limitation, the costs and fees of Agent's and Required Lenders' legal counsel.

4.03     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

4.04     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Loan Party and their respective successors and assigns, except that no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Agent and each Lender.

4.05     Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission including email transmission of a PDF image), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

4.06     Effect of Amendment. No consent or amendment, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver or amendment of any other breach of the same or any other covenant, condition or duty.

4.07     Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.08     Applicable Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE

DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

4.09     Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS MODIFIED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER AND AGENT.

4.10     Release. AS A MATERIAL PART OF THE CONSIDERATION FOR AGENT AND LENDERS ENTERING INTO THIS AMENDMENT, ON THE DATE HEREOF EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS (INCLUDING, WITHOUT LIMITATION, ANY TRUSTEES ACTING ON BEHALF OF SUCH LOAN PARTY AND ANY DEBTOR-IN-POSSESSION WITH RESPECT TO SUCH LOAN PARTY), ASSIGNS, SUBSIDIARIES AND AFFILIATES HEREBY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, PARENTS, SUCCESSORS AND ASSIGNS FROM ANY AND ALL LIABILITIES, OBLIGATIONS, ACTIONS, CONTRACTS, CLAIMS, CAUSES OF ACTION, DAMAGES, DEMANDS, COSTS AND EXPENSES WHATSOEVER, OF EVERY KIND AND NATURE, HOWEVER EVIDENCED OR CREATED, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE EFFECTIVE DATE INVOLVING THE EXTENSION OF CREDIT UNDER OR ADMINISTRATION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR COLLATERAL, THE OBLIGATIONS INCURRED BY BORROWERS OR ANY OTHER TRANSACTIONS EVIDENCED BY THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS.

4.11     Consent of Guarantors. The Borrower and each Guarantor, hereby (a) consent to the transactions contemplated by this Amendment and (b) agree that the Credit Agreement and the other Loan Documents (as amended, restated, supplemented or otherwise modified from time to time) are and shall remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to the same, each understands that neither the Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Borrower and each Guarantor, acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such document.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

ASURE SOFTWARE, INC., a Delaware corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
MANGROVE EMPLOYER SERVICES, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
ASURE PAYROLL SERVICES, INC., f/k/a MANGROVE PAYROLL SERVICES, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
MANGROVE SOFTWARE, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement

ASURE CONSULTING, INC. f/k/a PERSONNEL MANAGEMENT SYSTEMS, INC., a Washington corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
COMPASS HRM, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
ISYSTEMS INTERMEDIATE HOLDCO, INC., a Delaware corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
ISYSTEMS LLC, a Vermont limited liability company By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
EVOLUTION PAYROLL PROCESSING LLC, a Delaware limited liability company By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement

ASSOCIATED DATA SERVICES, INC., an Alabama corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
TELEPAYROLL, INC., a California corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
SAVERS ADMINISTRATIVE SERVICES, INC., a North Carolina corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
USA PAYROLLS INC., a New York corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement

PAYROLL MAXX LLC,
a Colorado limited liability company

By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer and President

PAY SYSTEMS OF AMERICA, INC.,
a Tennessee corporation

By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer and President

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender By: /s/ Reza Sabahi Name: Reza Sabahi Title: Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement